UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

PEREGRINE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14272 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01              OTHER EVENTS

On March 31, 2006, Peregrine Pharmaceuticals, Inc. (“Peregrine” or the “Company”) announced that it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (SEC) which, when declared effective by the SEC, will allow Peregrine from time to time to offer and sell up to 15 million shares of its common stock.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release issued March 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: March 31, 2006	By:	/s/ PAUL J. LYTLE
Paul J. Lytle,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued March 31, 2006